SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2005

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Item 2.02                Results of Operations and Financial Condition.

                                                                On April 28, 2005, The Empire District Electric Company (the “Company”) issued a press release announcing the Company’s earnings for the first quarter of 2005 and for the twelve month period ended March 31, 2005. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

                                                                The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02                                                 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

                                                                On April 28, 2005, the Company announced that Laurie A. Delano had been elected to the positions of Assistant Secretary and Assistant Treasurer and that, effective August 1, 2005, Ms. Delano will assume the positions of Controller and Principal Accounting Officer of the Company. Darryl L. Coit, who holds the positions of Controller, Assistant Secretary, Assistant Treasurer and Principal Accounting Officer has announced his retirement effective July 31, 2005.

                                                                Ms. Delano, 49, has served as the Director of Financial Services and Assistant Controller of the Company since 2002, when she rejoined the Company. Ms Delano was previously with Empire from 1979 to 1991 and held the position of Director of Internal Auditing (1983-1991). Prior to rejoining Empire, she was with Lozier Corporation, a store fixture manufacturing company, from 1997 to 2002, where she served as Plant Controller, and with TAMKO Roofing Products, Inc., from 1993 to 1997 where she served as Manager of Cost and Project Accounting. During the period from 1991 to 1993, Ms. Delano was an Accounting Lecturer at Pittsburg State University.

                                                                On April 28, 2005, the Company issued a press release relating to the above matters and the re-election of the Company’s other officers. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                              Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated April 28, 2005.

99.2	Press Release, dated April 28, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/	Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President — Finance and Chief Financial Officer

Dated: April 29, 2005

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 28, 2005.

99.2	Press Release, dated April 28, 2005.